CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment No. 8
To License Agreement Between
INSMED INCORPORATED and PARI Pharma GmbH
This eighth amendment (“Amendment No. 8”) effective 19th December 2018 (“Amendment No. 8 Effective Date”) to the License Agreement dated and effective the 25th of April 2008 between PARI Pharma GmbH, a German corporation with a principal place of business at Moosstrasse 3, D-82319 Starnberg, Germany (“PARI”) and Transave, Inc., a Delaware corporation, as amended by Amendment No. 1 the 24th day of June 2009, Assignment and Amendment No. 2 the 22nd day of December 2010, Amendment No. 3 the 6th day of March 2012, Amendment No. 4 the 21st day of May 2012, Amendment No. 5 the 5th day of October 2015, Amendment No. 6 the 9th day of October 2015 and Amendment No. 7 the 21st day of July 2017 (collectively, the “Agreement”), is entered into between PARI and Insmed Incorporated (successor in interest to Transave, Inc.), with registered offices at 10 Finderne Avenue, Building 10, Bridgewater, NJ  08807-3365 (“Insmed”). PARI and Insmed shall be referred to collectively as the “Parties”.
WHEREAS, the Parties entered into a certain commercialization agreement effective as of July 8th, 2014 (the “Commercialization Agreement”); and
WHEREAS, the Parties now desire to amend the terms and conditions of the Agreement to reflect certain business discussions between the Parties.
NOW, THEREFORE, in consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment No. 8 shall have the meanings ascribed to them in the Agreement.

2.The Parties agree Section [***] of the Agreement is not applicable.

3.A new Section 6.5 is hereby added which shall read as follows:
“6.5     Training. [***]”
4.Royalty Report. Section 9.2 of the Agreement is hereby amended by adding the following to the end of the section:

“The report and calculation of royalties as set forth in this Section 9.2 of the Agreement shall contain a detailed listing of all deductions (i) as set forth in the definition of the term “Net Sales”, (ii) [***] and (iii) [***]. A sample report and calculation of royalties, for example and illustrative purposes only, is attached as Exhibit 9.2.”
5.Exhibit 9.2. The Agreement is hereby amended by adding the attached Exhibit 9.2 as Exhibit 9.2 to the Agreement.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.Miscellaneous. Upon execution, this Amendment No. 8 shall be made part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

- signature page follows -

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 8 as of the Amendment No. 8 Effective Date indicated above.

Insmed Incorporated            PARI Pharma GmbH

By: /s/ William H. Lewis            By: /s/ Dr. Martin Knoch
Name: William H. Lewis            Name: Dr. Martin Knoch
Title: CEO & President            Title: President
Date: December 21, 2018            Date: December 19, 2018

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 9.2

See attached page

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Note: Example purposes only for Royalty calculations		US		Country A		The report should be on a country-by-country basis (in accordance with Section 9.2 of the License Agreement)
All amounts in USD
		Arikyace Kits		Arikyace Kits		Notes
		Sold		Sold	Totals

WAC (includes drug kit/aerosol head)		[***]		[***]		[***]
Units sold for Quarter		[***]		[***]		[***]

Gross sales invoiced		[***]		[***]	[***]	[***]
Gross-to-net deductions		[***]		[***]	[***]	[***]
Net sales-GAAP		[***]		[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]		[***]	[***]	[***]

[***]		[***]		[***]	[***]

Royalty owed to PARI for quarter					[***]	[***]

	Cash payment to PARI for applicable quarter				[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.